UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-6730

ALLIANCEBERNSTEIN PREMIER GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2004

Date of reporting period:  July 31, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Large-Cap Growth
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Premier Growth Fund


Annual Report -- July 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 20, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Premier Growth Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results

The table on page 3 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2004. For comparison, we have also provided the returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad stock market.

For the six- and 12-month periods ended July 31, 2004, the Fund underperformed its benchmark, the Russell 1000 Growth Index, as well as the S&P 500 Stock Index.

During the six- and 12-month periods under review, the Fund was negatively impacted by adverse stock selection in the health care, utilities and financial services sectors and by its overweight position in the technology sector.

Good stock selection in the consumer discretionary sector and the Fund's underweight position in the health care sector were additive to its return.

Market Review and Investment Strategy

Corporate fundamentals are the primary driver of stock prices and they remain quite strong. Free cash flows have been running at record levels as profit margins have been surging and corporate profitability is still showing momentum. Against this robust earnings backdrop, valuations for large-cap growth stocks are quite attractive. The premium pricing brought about by the late-1990s technology bubble has been completely eliminated, with the very largest stocks now selling at a modest discount to the other stocks, while they traditionally have commanded a premium.

Given the level of opportunity we currently see, we have opted to adopt a somewhat more aggressive growth posture. At the sector level, we have trimmed the Fund's financial holdings meaningfully and moved from an underweight position in consumer services to a slight overweight position, reflecting an increasing emphasis on Internet-retailing and media stocks. At the stock level, we have trimmed some of the Fund's more defensive holdings and added a number of more aggressive stocks. The result of these shifts is a somewhat higher degree of risk, but given today's attractive combination of growth potential and valuation for growth stocks, we feel this is a risk worth taking.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 1

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Class R and Advisor Class shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

The unmanaged Russell 1000 Growth Index, the unmanaged Russell 1000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JULY 31, 2004                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Premier
Growth Fund
   Class A                                              -5.29%         4.49%
-------------------------------------------------------------------------------
   Class B                                              -5.61%         3.71%
-------------------------------------------------------------------------------
   Class C                                              -5.66%         3.71%
-------------------------------------------------------------------------------
   Advisor Class                                        -5.16%         4.82%
-------------------------------------------------------------------------------
   Class R                                              -5.41%        -2.05%*
-------------------------------------------------------------------------------
Russell 1000 Growth Index                               -5.01%         8.51%
-------------------------------------------------------------------------------
S&P 500 Stock Index                                     -1.78%        13.16%
-------------------------------------------------------------------------------

*  Since inception of the Fund's Class R shares on 11/3/03.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04


AllianceBernstein Premier Growth Fund Class A: $21,262
S&P 500 Stock Index: $28,618
Russell 1000 Growth Index: $23,907


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                   AllianceBernstein
                     Premier Growth       Russell 1000          S&P 500
                     Fund Class A         Growth Index        Stock Index
-------------------------------------------------------------------------------
     7/31/94            $  9,575            $ 10,000            $ 10,000
     7/31/95            $ 12,843            $ 13,142            $ 12,607
     7/31/96            $ 14,081            $ 15,182            $ 14,693
     7/31/97            $ 23,265            $ 23,053            $ 22,350
     7/31/98            $ 29,972            $ 27,646            $ 26,666
     7/31/99            $ 36,991            $ 34,292            $ 32,053
     7/31/00            $ 45,111            $ 42,652            $ 34,928
     7/31/01            $ 29,191            $ 27,698            $ 29,926
     7/31/02            $ 19,304            $ 19,735            $ 22,858
     7/31/03            $ 20,349            $ 22,032            $ 25,290
     7/31/04            $ 21,262            $ 23,907            $ 28,618


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Premier Growth Fund Class A shares (from 7/31/94 to 7/31/04) as compared to the performance of appropriate indices.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
1 Year                          4.49%              0.06%
5 Years                       -10.48%            -11.26%
10 Years                        8.31%              7.84%

Class B Shares
1 Year                          3.71%             -0.29%
5 Years                       -11.14%            -11.14%
10 Years(a)                     7.72%              7.72%

Class C Shares
1 Year                          3.71%              2.71%
5 Years                       -11.14%            -11.14%
10 Years                        7.57%              7.57%

Advisor Class Shares
1 Year                          4.82%
5 Years                       -10.21%
Since Inception*                4.69%

Class R Shares
Since Inception*               -2.05%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

--------------------------------------------------------------
Class A Shares
1 Year                                            11.08%
5 Years                                          -10.61%
10 Years                                           8.93%

Class B Shares
1 Year                                            11.25%
5 Years                                          -10.48%
10 Years(a)                                        8.82%

Class C Shares
1 Year                                            14.29%
5 Years                                          -10.47%
10 Years                                           8.67%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception Dates: 10/1/96 Advisor Class shares; 11/3/03 Class R shares.


See Historical Performance disclosures on page 2.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     Beginning          Ending
                                 Account Value   Account Value   Expenses Paid
                              February 1, 2004   July 31, 2004   During Period*
-------------------------------------------------------------------------------
Class A
Actual                                 $ 1,000      $   947.06         $  7.02
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,017.65         $  7.27
-------------------------------------------------------------------------------
Class B
Actual                                 $ 1,000      $   943.88         $ 10.63
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,013.92         $ 11.02
-------------------------------------------------------------------------------
Class C
Actual                                 $ 1,000      $   943.38         $ 10.49
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,014.07         $ 10.87
-------------------------------------------------------------------------------
Class R
Actual                                 $ 1,000      $   945.86         $  7.98
HYPOTHETICAL
(5% RETURN BEFORE EXPENSES)            $ 1,000      $ 1,016.66         $  8.27
-------------------------------------------------------------------------------
Advisor Class
Actual                                 $ 1,000      $   948.44         $  5.57
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,019.14         $  5.77
-------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.45%, 2.20%, 2.17%, 1.65% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 5

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $4,850.4


SECTOR BREAKDOWN*
     42.0%   Technology
     22.1%   Health Care
     14.9%   Finance
     14.2%   Consumer Services                  [PIE CHART OMITTED]
      2.9%   Capital Goods
      2.7%   Consumer Staples
      1.1%   Energy

      0.1%   Short-Term


* All data is as of July 31, 2004. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                           Ten Largest Holdings
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
July 31, 2004


                                                                    Percent of
Company                                                 Value       Net Assets
_______________________________________________________________________________

Yahoo!, Inc.                                   $  231,508,200           4.8%
-------------------------------------------------------------------------------
Dell, Inc.                                        221,306,197           4.6
-------------------------------------------------------------------------------
American International Group, Inc.                199,066,972           4.1
-------------------------------------------------------------------------------
Intel Corp.                                       196,241,934           4.0
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                 189,851,122           3.9
-------------------------------------------------------------------------------
eBay, Inc.                                        182,524,566           3.8
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                          169,182,130           3.5
-------------------------------------------------------------------------------
Pfizer, Inc.                                      162,152,256           3.3
-------------------------------------------------------------------------------
Electronic Arts, Inc.                             155,733,858           3.2
-------------------------------------------------------------------------------
General Electric Co.                              140,280,088           2.9
-------------------------------------------------------------------------------
                                               $1,847,847,323          38.1%


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                                Shares             Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-41.8%
Communication Equipment-7.3%
Cisco Systems, Inc.(a)                              6,177,580    $  128,864,319
Corning, Inc.(a)*                                   5,383,100        66,535,116
Juniper Networks, Inc.(a)*                          4,829,550       110,886,468
QUALCOMM, Inc.                                        719,600        49,709,968
                                                                 --------------
                                                                    355,995,871
                                                                 --------------
Computer Hardware/Storage-6.4%
Dell, Inc.(a)                                       6,239,250       221,306,197
EMC Corp.(a)*                                       8,219,700        90,170,109
                                                                 --------------
                                                                    311,476,306
                                                                 --------------
Computer Software-9.4%
Electronic Arts, Inc.(a)                            3,106,600       155,733,858
Intuit, Inc.(a)                                     1,257,100        47,065,824
Microsoft Corp.*                                    4,686,550       133,379,213
Symantec Corp.(a)*                                  2,546,200       119,060,312
                                                                 --------------
                                                                    455,239,207
                                                                 --------------
Internet Infrastructure-3.8%
eBay, Inc.(a)                                       2,330,200       182,524,566
                                                                 --------------
Internet Media-4.8%
Yahoo!, Inc.(a)*                                    7,516,500       231,508,200
                                                                 --------------
Semi-Conductor Capital Equipment-1.0%
Applied Materials, Inc.(a)                          3,034,550        51,496,314
                                                                 --------------
Semi-Conductor Components-9.1%
Broadcom Corp. Cl.A(a)*                             2,106,700        74,492,912
Intel Corp.                                         8,049,300       196,241,934
Marvell Technology Group, Ltd. (Bermuda)(a)*        3,161,400        73,407,708
Maxim Integrated Products, Inc.*                      595,300        28,633,930
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (Taiwan)*                              9,382,140        66,800,886
                                                                 --------------
                                                                    439,577,370
                                                                 --------------
                                                                  2,027,817,834
                                                                 --------------
Health Care-22.0%
Biotechnology-2.5%
Amgen, Inc.(a)                                      2,171,800       123,531,984
                                                                 --------------
Drugs-6.8%
Forest Laboratories, Inc.(a)                        1,899,150        95,508,253
Pfizer, Inc.                                        5,073,600       162,152,256
Teva Pharmaceutical Industries, Ltd.
  (ADR) (Israel)*                                   2,437,190        72,140,824
                                                                 --------------
                                                                    329,801,333
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares             Value
-------------------------------------------------------------------------------
Medical Products-6.7%
Alcon, Inc. (Switzerland)                             892,400    $   68,357,840
Boston Scientific Corp.(a)                          2,829,750       108,266,235
Cephalon, Inc.(a)*                                    759,000        38,344,680
St. Jude Medical, Inc.(a)                           1,166,100        79,446,393
Zimmer Holdings, Inc.(a)                              374,500        28,578,095
                                                                 --------------
                                                                    322,993,243
                                                                 --------------
Medical Services-6.0%
Caremark Rx, Inc.(a)                                  370,600        11,303,300
UnitedHealth Group, Inc.*                           2,689,700       169,182,130
WellPoint Health Networks, Inc.(a)                  1,104,800       111,695,280
                                                                 --------------
                                                                    292,180,710
                                                                 --------------
                                                                  1,068,507,270
                                                                 --------------
Finance-14.8%
Banking-Money Center-1.8%
J. P. Morgan Chase & Co.                            2,401,200        89,636,796
                                                                 --------------
Brokerage & Money Management-1.9%
Merrill Lynch & Co., Inc.                           1,815,200        90,251,744
                                                                 --------------
Insurance-6.0%
American International Group, Inc.                  2,817,650       199,066,972
The Progressive Corp.                               1,225,101        93,867,239
                                                                 --------------
                                                                    292,934,211
                                                                 --------------
Miscellaneous-5.1%
Citigroup, Inc.                                     2,822,435       124,441,159
MBNA Corp.                                          4,886,400       120,645,216
                                                                 --------------
                                                                    245,086,375
                                                                 --------------
                                                                    717,909,126
                                                                 --------------
Consumer Services-14.2%
Broadcasting & Cable-2.6%
The E.W. Scripps Co. Cl.A*                            825,650        84,563,073
Univision Communications, Inc. Cl.A(a)*             1,096,460        31,764,446
Viacom, Inc. Cl.B                                     332,810        11,179,088
                                                                 --------------
                                                                    127,506,607
                                                                 --------------
Entertainment & Leisure-1.2%
Carnival Corp. (Panama)*                            1,213,200        56,547,252
                                                                 --------------
Printing & Publishing-0.3%
Gannett Co., Inc.*                                    145,870        12,127,632
                                                                 --------------
Restaurants & Lodging-0.4%
Starbucks Corp.(a)*                                   423,200        19,873,472
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Retail - General Merchandise-9.7%
Amazon.com, Inc.(a)                                 1,112,000    $   43,279,040
Bed Bath & Beyond, Inc.(a)                          2,839,700       100,496,983
Lowe's Cos., Inc.*                                  3,896,780       189,851,122
Target Corp.                                        1,471,200        64,144,320
Wal-Mart Stores, Inc.                               1,397,200        74,065,572
                                                                 --------------
                                                                    471,837,037
                                                                 --------------
                                                                    687,892,000
                                                                 --------------
Capital Goods-2.9%
Miscellaneous-2.9%
General Electric Co.*                               4,218,950       140,280,088
                                                                 --------------
Consumer Staples-2.7%
Cosmetics-1.5%
Avon Products, Inc.                                 1,753,800        75,430,938
                                                                 --------------
Household Products-1.2%
The Procter & Gamble Co.                            1,086,600        56,666,190
                                                                 --------------
                                                                    132,097,128
                                                                 --------------
Energy-1.1%
Oil Service-1.1%
Nabors Industries, Ltd. (Bermuda)(a)*               1,148,200        53,391,300
                                                                 --------------
Total Common Stocks
  (cost $4,030,033,250)                                           4,827,894,746
                                                                 --------------
SHORT-TERM INVESTMENT-0.1%
Time Deposit-0.1%
State Street Euro Dollar
  0.65%, 8/02/04
  (cost $4,556,000)                                  $  4,556         4,556,000
                                                                 --------------
Total Investments Before Security Lending
Collateral-99.6%
  (cost $4,034,589,250)                                           4,832,450,746
                                                                 --------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED**-8.1%
Short-Term Investment-8.1%
UBS Private Money Market Fund, LLC, 1.27%
  (cost $391,882,482)                             391,882,482       391,882,482
                                                                 --------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                                          Value
-------------------------------------------------------------------------------
Total Investments-107.7%
  (cost $4,426,471,732)                                          $5,224,333,228
Other assets less liabilities-(7.7%)                               (373,976,833)
                                                                 --------------
Net Assets-100%                                                  $4,850,356,395
                                                                 ==============


*  Represents entire or partial securities out on loan.

**  See Note E for securities lending information.

(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 11

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2004


ASSETS
Investments in securities, at value
  (cost $4,426,471,732--including investment of
  cash collateral for securities loaned of $391,882,482)     $ 5,224,333,228(a)
Cash                                                                     885
Receivable for investment securities sold                         50,076,720
Dividends and interest receivable                                  2,401,008
Receivable for capital stock sold                                 16,071,037
                                                             ---------------
Total assets                                                   5,292,882,878
                                                             ---------------
LIABILITIES
Payable for collateral on securities loaned                      391,882,482
Payable for capital stock redeemed                                27,893,189
Payable for investment securities purchased                       17,011,111
Advisory fee payable                                               2,959,817
Transfer Agent fee payable                                         1,181,761
Distribution fee payable                                             490,467
Accrued expenses                                                   1,107,656
                                                             ---------------
Total liabilities                                                442,526,483
                                                             ---------------
Net Assets                                                   $ 4,850,356,395
                                                             ===============
COMPOSITION OF NET ASSETS
Capital stock, at par                                        $       312,198
Additional paid-in capital                                    13,108,427,769
Accumulated net realized loss on investment transactions      (9,056,245,068)
Net unrealized appreciation of investments.                      797,861,496
                                                             ---------------
                                                             $ 4,850,356,395
                                                             ===============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($1,550,292,232 / 95,250,493 shares of capital stock
  issued and outstanding)                                             $16.28
Sales charge--4.25% of public offering price                             .72
                                                                      ------
Maximum offering price                                                $17.00
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($1,871,307,774 / 126,473,994 shares of capital stock
  issued and outstanding)                                             $14.80
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($666,851,397 / 44,955,449 shares of capital stock
  issued and outstanding)                                             $14.83
                                                                      ======
Class R Shares
Net asset value, redemption and offering price per share
  ($9,794 / 602.77 shares of capital stock
  issued and outstanding)                                             $16.25
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($761,895,198 / 45,517,833 shares of capital stock
  issued and outstanding)                                             $16.74
                                                                      ======


(a)  Includes securities on loan with a value of $384,544,541 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $804,328)                                    $ 39,040,574
Interest                                               248,267     $ 39,288,841
                                                  ------------
EXPENSES
Advisory fee                                        57,093,344
Distribution fee--Class A                            5,082,335
Distribution fee--Class B                           23,973,922
Distribution fee--Class C                            8,374,519
Distribution fee--Class R                                   38
Transfer agency                                     25,248,376
Printing                                             2,314,244
Custodian                                              516,970
Audit and legal                                        141,365
Registration fees                                      115,671
Administrative                                         111,000
Directors' fees and expenses                            21,302
Miscellaneous                                          200,612
                                                  ------------
Total expenses                                     123,193,698
Less: expenses waived by the Adviser
  and the Transfer Agent (see Note B)              (10,518,505)
Less: expense offset arrangement
  (see Note B)                                          (1,918)
                                                  ------------
Net expenses                                                        112,673,275
                                                                   ------------
Net investment loss                                                 (73,384,434)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                      501,121,657
Net change in unrealized
  appreciation/depreciation
  of investments                                                   (130,895,371)
                                                                   ------------
Net gain on investment transactions                                 370,226,286
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $296,841,852
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 13

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                   Year Ended      December 1,     Year Ended
                                     July 31,        2002 to      November 30,
                                      2004       July 31, 2003*       2002
                                 ==============  ==============  ==============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment loss              $  (73,384,434) $  (60,479,813) $ (140,105,308)
Net realized gain (loss) on
  investment transactions           501,121,657    (787,390,546) (2,391,356,164)
Net change in unrealized
  appreciation/depreciation
  of investments                   (130,895,371)    943,573,844    (346,707,652)
                                 --------------  --------------  --------------
Net increase (decrease) in net
  assets from operations            296,841,852      95,703,485  (2,878,169,124)

CAPITAL STOCK TRANSACTIONS
Net decrease                     (1,610,249,942)   (818,339,806) (2,250,580,831)
                                 --------------  --------------  --------------
Total decrease                   (1,313,408,090)   (722,636,321) (5,128,749,955)

NET ASSETS
Beginning of period               6,163,764,485   6,886,400,806  12,015,150,761
                                 --------------  --------------  --------------
End of period, (including
  accumulated net investment
  income of $0, $0 and $0,
  respectively)                  $4,850,356,395  $6,163,764,485  $6,886,400,806
                                 ==============  ==============  ==============


*  The Fund changed its fiscal year end from November 30 to July 31.

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein Premier Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 15

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from November 30 to July 31. Accordingly, the statement of changes in net assets and financial highlights include the period from December 1, 2002 to July 31, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee equal to the annualized rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion of the Fund's average


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

daily net assets, .90% of the next $2.5 billion of the Fund's average daily net assets, and .85% of the Fund's average daily net assets over $10 billion. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion, and .60% in excess of $5 billion, of the average daily net assets of the Fund. Through July 31, 2004, such waiver amounted to $9,719,193. The waiver was made in contemplation of the final agreement with the Office of New York Attorney General ("NYAG") described in "Legal Proceedings" below.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $2,600.

Pursuant to the advisory agreement, the Fund paid $111,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $14,389,976 for the year ended July 31, 2004. In addition, AGIS voluntarily agreed to waive a portion of its fees for the year ended July 31, 2004. Such waiver amounted to $796,712.

For the year ended July 31, 2004 the Fund's expenses were reduced by $1,918 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $47,224 from the sale of Class A shares and received $110,175, $3,014,716 and $39,304 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004 amounted to $11,782,643, of which $251,758 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the average daily net assets attributable to Class A and


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Class R shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the average net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $209,082,090 and $16,387,552 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                                  Purchases           Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $3,500,257,611   $5,167,344,797
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $4,523,948,471
                                                                 ==============
Gross unrealized appreciation                                    $  822,122,897
Gross unrealized depreciation                                      (121,738,140)
                                                                 --------------
Net unrealized appreciation                                      $  700,384,757
                                                                 ==============


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2004, the Fund had loaned securities with a value of $384,544,541 and received cash collateral which was invested in a money market fund valued at $391,882,482 as included in the accompanying portfolio of investments. For the year ended July 31, 2004, the Fund earned fee income of $140,243 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 15,000,000,000 shares of $0.001 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Advisor Class and Class R shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                     Shares
                                 ----------------------------------------------
                                                    December 1,
                                    Year Ended          2002 to     Year Ended
                                       July 31,        July 31,    November 30,
                                          2004          2003(a)           2002
                                 ----------------------------------------------
Class A
Shares sold                         22,142,147     279,090,125     554,408,235
-------------------------------------------------------------------------------
Shares converted from Class B       12,367,013       3,770,556         268,752
-------------------------------------------------------------------------------
Shares redeemed                    (52,071,421)   (309,282,067)   (591,113,232)
-------------------------------------------------------------------------------
Net decrease                       (17,562,261)    (26,421,386)    (36,436,245)
===============================================================================

Class B
Shares sold                          6,096,721       8,481,916      19,685,912
-------------------------------------------------------------------------------
Shares converted to Class A        (13,564,017)     (4,108,744)       (291,794)
-------------------------------------------------------------------------------
Shares redeemed                    (53,215,096)    (39,262,247)   (104,851,895)
-------------------------------------------------------------------------------
Net decrease                       (60,682,392)    (34,889,075)    (85,457,777)
===============================================================================

Class C
Shares sold                          2,951,936       7,726,444      18,632,268
-------------------------------------------------------------------------------
Shares redeemed                    (23,945,640)    (22,077,962)    (53,886,000)
-------------------------------------------------------------------------------
Net decrease                       (20,993,704)    (14,351,518)    (35,253,732)
===============================================================================

Advisor Class
Shares sold                         11,410,512      14,418,320      20,922,564
-------------------------------------------------------------------------------
Shares redeemed                    (15,554,730)     (3,046,492)     (7,353,669)
-------------------------------------------------------------------------------
Net increase (decrease)             (4,144,218)     11,371,828      13,568,895
===============================================================================

                                    November 3,
                                    2003(b) to
                                 July 31, 2004
                                 -------------
Class R
Shares sold                                603
----------------------------------------------
Shares redeemed                              -
----------------------------------------------
Net increase                               603
==============================================

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Commencement of distributions.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                                     Amount
                                 ----------------------------------------------
                                                    December 1,
                                    Year Ended         2002 to       Year Ended
                                       July 31,        July 31,     November 30,
                                          2004         2003(a)             2002
                                 ----------------------------------------------
Class A
Shares sold                      $ 362,093,487  $3,948,413,879  $ 8,817,682,822
-------------------------------------------------------------------------------
Shares converted from Class B      207,109,956      54,144,465        4,050,046
-------------------------------------------------------------------------------
Shares redeemed                   (859,183,244) (4,357,150,751)  (9,454,945,989)
-------------------------------------------------------------------------------
Net decrease                     $(289,979,801) $ (354,592,407) $  (633,213,121)
===============================================================================

Class B
Shares sold                      $  92,021,760  $  111,928,336  $   318,892,928
-------------------------------------------------------------------------------
Shares converted to Class A       (207,109,956)    (54,144,465)     (4,050,046)
-------------------------------------------------------------------------------
Shares redeemed                   (807,847,772)   (510,011,038)  (1,629,288,066)
-------------------------------------------------------------------------------
Net decrease                     $(922,935,968) $ (452,227,167) $(1,314,445,184)
===============================================================================

Class C
Shares sold                      $  44,281,840  $  101,212,937  $   297,238,453
-------------------------------------------------------------------------------
Shares redeemed                   (363,830,595)   (288,062,317)    (845,803,447)
-------------------------------------------------------------------------------
Net decrease                     $(319,548,755) $ (186,849,380) $  (548,564,994)
===============================================================================

Advisor Class
Shares sold                      $ 194,635,966  $  219,711,065  $   375,797,377
-------------------------------------------------------------------------------
Shares redeemed                   (272,431,384)    (44,381,917)    (130,154,909)
-------------------------------------------------------------------------------
Net increase (decrease)          $ (77,795,418) $  175,329,148  $   245,642,468
===============================================================================

                                    November 3,
                                    2003(b) to
                                 July 31, 2004
                                 -------------
Class R
Shares sold                      $      10,000
----------------------------------------------
Shares redeemed                              -
----------------------------------------------
Net increase                     $      10,000
==============================================

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Commencement of distributions.


NOTE G

Risk Involved in Investing in the Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") in-


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

tended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(8,958,768,326)(a)
Unrealized appreciation/(depreciation)                          700,384,757(b)
                                                            ---------------
Total accumulated earnings/(deficit)                        $(8,258,383,569)
                                                            ===============


(a) On July 31, 2004, the Fund had a net capital loss carryforward of $8,958,768,326, of which $5,784,209,109 expires in the year 2009,
$2,082,402,414 expires in the year 2010 and $1,092,156,803 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales. During the fiscal year, the Fund utilized capital loss carryforward of $419,014,758.

During the current fiscal year, permanent differences, primarily due to a net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against the Adviser, Alfred Harrison and the Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to the Fund by causing the Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the Fund and the Adviser violated the 1940 Act because all of the directors of the Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to the Fund's losses as a result of the Fund's investment in shares of Enron and a recovery of all fees paid to the Adviser beginning November 1, 2000. On March 24, 2003, the court granted the Adviser's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. The Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. The Adviser believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.


_______________________________________________________________________________

22 o AllianceBernstein Premier Growth Fund

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against the Adviser, the Fund and individual directors and certain officers of the Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because the Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of the Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. The Adviser's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. The Adviser, the Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 25

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                            ----------------------------------------------------------------------------
                                                          December 1,
                                             Year Ended     2002 to               Year Ended November 30,
                                              July 31,     July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $15.58       $15.07       $20.24       $29.51       $35.82       $27.50

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.15)(c)     (.10)        (.19)        (.19)        (.26)        (.28)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .85          .61        (4.98)       (6.43)       (3.69)        9.21
Net increase (decrease) in net
  asset value from operations                    .70          .51        (5.17)       (6.62)       (3.95)        8.93

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (2.38)       (2.36)        (.61)
Distributions in excess of
  net realized gain on investment
  transactions                                    -0-          -0-          -0-        (.27)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (2.65)       (2.36)        (.61)
Net asset value, end of period                $16.28       $15.58       $15.07       $20.24       $29.51       $35.82

TOTAL RETURN
Total investment return based
  on net asset value(d)                         4.49%        3.38%      (25.54)%     (24.90)%     (11.91)%      33.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,550,292   $1,757,243   $2,098,623   $3,556,040   $4,817,131   $4,285,490
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.58%        1.89%(e)     1.73%        1.53%        1.44%        1.50%
  Expenses, before waivers/
    reimbursements                              1.76%        1.89%(e)     1.73%        1.53%        1.44%        1.50%
  Net investment loss                           (.90)%(c)   (1.08)%(e)   (1.09)%       (.83)%       (.71)%       (.85)%
Portfolio turnover rate                           61%          60%          93%         135%         125%          75%



See footnote summary on page 30.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class B
                                            ----------------------------------------------------------------------------
                                                          December 1,
                                            Year Ended      2002 to                 Year Ended November 30,
                                              July 31,     July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.27       $13.88       $18.78       $27.76       $34.05       $26.33

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.25)(c)     (.16)        (.29)        (.35)        (.48)        (.48)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .78          .55        (4.61)       (5.98)       (3.45)        8.81
Net increase (decrease) in net
  asset value from operations                    .53          .39        (4.90)       (6.33)       (3.93)        8.33

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (2.38)       (2.36)        (.61)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-        (.27)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (2.65)       (2.36)        (.61)
Net asset value, end of period                $14.80       $14.27       $13.88       $18.78       $27.76       $34.05

TOTAL RETURN
Total investment return based on
  net asset value(d)                            3.71%        2.81%      (26.09)%     (25.48)%     (12.51)%      32.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,871,308   $2,670,330   $3,080,955   $5,774,836   $8,797,132   $8,161,471
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.34%        2.65%(e)     2.47%        2.25%        2.13%        2.18%
  Expenses, before waivers/
    reimbursements                              2.52%        2.65%(e)     2.47%        2.25%        2.13%        2.18%
  Net investment loss                          (1.66)%(c)   (1.84)%(e)   (1.84)%      (1.59)%      (1.40)%      (1.53)%
Portfolio turnover rate                           61%          60%          93%         135%         125%          75%



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 27

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                            ----------------------------------------------------------------------------
                                                          December 1,
                                            Year Ended      2002 to                Year Ended November 30,
                                              July 31,     July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.30       $13.90       $18.81       $27.80       $34.09       $26.36

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.25)(c)     (.16)        (.29)        (.35)        (.48)        (.49)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .78          .56        (4.62)       (5.99)       (3.45)        8.83
Net increase (decrease) in net
  asset value from operations                    .53          .40        (4.91)       (6.34)       (3.93)        8.34

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (2.38)       (2.36)        (.61)
Distributions in excess of net
  realized gain on investment
  transactions                                    -0-          -0-          -0-        (.27)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (2.65)       (2.36)        (.61)
Net asset value, end of period                $14.83       $14.30       $13.90       $18.81       $27.80       $34.09

TOTAL RETURN
Total investment return based on
  net asset value(d)                            3.71%        2.88%      (26.10)%     (25.48)%     (12.49)%      32.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $666,851     $943,029   $1,116,314   $2,173,671   $3,361,307   $2,965,440
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.31%        2.62%(e)     2.45%        2.26%        2.13%        2.18%
  Expenses, before waivers/
    reimbursements                              2.49%        2.62%(e)     2.45%        2.26%        2.13%        2.18%
  Net investment loss                          (1.62)%(c)   (1.81)%(e)   (1.81)%      (1.59)%      (1.40)%      (1.53)%
Portfolio turnover rate                           61%          60%          93%         135%         125%          75%



See footnote summary on page 30.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                 Class R
                                                              -------------
                                                               November 3,
                                                                2003(f) to
                                                                July 31,
                                                                   2004
                                                              -------------
Net asset value, beginning of period                             $16.59

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                             (.20)(c)
Net realized and unrealized loss on investment transactions        (.14)
Net decrease in net asset value from operations                    (.34)
Net asset value, end of period                                   $16.25

TOTAL RETURN
Total investment return based on net asset value(d)               (2.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                          1.70%(e)
  Expenses, before waivers/reimbursements                          1.95%(e)
  Net investment loss                                             (1.08)%(c)(e)
Portfolio turnover rate                                              61%


See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 29

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Advisor Class
                                            ----------------------------------------------------------------------------
                                                         December 1,
                                            Year Ended     2002 to                Year Ended November 30,
                                              July 31,     July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $15.97       $15.42       $20.65       $29.99       $36.25       $27.71

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.10)(c)     (.08)        (.14)        (.14)        (.14)        (.17)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .87          .63        (5.09)       (6.55)       (3.76)        9.32
Net increase (decrease) in net
  asset value from operations                    .77          .55        (5.23)       (6.69)       (3.90)        9.15

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-       (2.38)       (2.36)        (.61)
Distributions in excess of
  net realized gain on
  investment transactions                         -0-          -0-          -0-        (.27)          -0-          -0-
Total distributions                               -0-          -0-          -0-       (2.65)       (2.36)        (.61)
Net asset value, end of period                $16.74       $15.97       $15.42       $20.65       $29.99       $36.25

TOTAL RETURN
Total investment return based
  on net asset value(d)                         4.82%        3.57%      (25.33)%     (24.72)%     (11.61)%      33.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $761,895     $793,162     $590,508     $510,603     $523,315     $466,690
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements                              1.28%        1.60%(e)     1.45%        1.25%        1.11%        1.16%
  Expenses, before waivers/
    reimbursements                              1.46%        1.60%(e)     1.45%        1.25%        1.11%        1.16%
  Net investment loss                           (.60)%(c)    (.78)%(e)    (.79)%       (.59)%       (.38)%       (.51)%
Portfolio turnover rate                           61%          60%          93%         135%         125%          75%



(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distributions.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Shareholders of AllianceBernstein
Premier Growth Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Premier Growth Fund, Inc. (the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2004, for the period December 1, 2002 through July 31, 2003 and for the year ended November 30, 2002 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 24, 2004


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 31

                                                             Board of Directors
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Thomas J. Bardong, Vice President
Thomas Kamp(2), Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

(2) Mr. Kamp is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                   OCCUPATION(S)                            COMPLEX       DIRECTORSHIPS
       ADDRESS                               DURING                             OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                     PAST 5 YEARS                           DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, **, 46               Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC ("SCB & Co.")
(Elected on November 18,            and its predecessor since prior to
2003)                               1999.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 72       Investment Adviser and an                       113             None
2 Sound View Drive                  Independent Consultant. Formerly
Suite 100                           Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(12)                                investment adviser, with which he
(Chairman of the Board)             had been associated since prior to
                                    1999. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Ruth Block, #+, 73                  Formerly Executive Vice President                94             None
500 S.E. Mizner Blvd.               and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
(12)                                of the United States; Chairman
                                    and Chief Executive Officer of
                                    Evlico. Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; former Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #+, 74            Independent Consultant. Until                    98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of ACMC
(12)                                responsible for mutual fund
                                    administration. Prior to joining
                                    ACMC in 1984, he was Chief
                                    Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse &
                                    Co. Member of the American
                                    Institute of Certified Public
                                    Accountants since 1953.



_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 33

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                                PORTFOLIOS
                                           PRINCIPAL                              IN FUND           OTHER
NAME, AGE OF DIRECTOR,                   OCCUPATION(S)                            COMPLEX       DIRECTORSHIPS
       ADDRESS                               DURING                             OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                     PAST 5 YEARS                           DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 62              Consultant. He was formerly                      96             None
P.O. Box 12                         President of Save Venice, Inc.
Annandale, NY 12504                 (preservation organization) from
(12)                                2001-2002, Senior Advisor from
                                    June 1999-June 2000 and
                                    President of Historic Hudson
                                    Valley (historic preservation) from
                                    December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.


Clifford L. Michel, #+, 65          Senior Counsel to the law firm of                96           Placer
15 St. Bernard's Road               Cahill Gordon & Reindel since                                Dome, Inc.
Gladstone, NJ 07934                 February 2001 and a partner of that
(12)                                firm for more than 25 years prior
                                    thereto. He is President and Chief
                                    Executive Officer of Wenonah
                                    Development Company (invest-
                                    ments) and a Director of Placer
                                    Dome, Inc. (mining).

Donald J. Robinson, #+, 70          Senior Counsel to the law firm of                95             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP since
Weston, VT 05161                    prior to 1999. Formerly a senior partner
(8)                                 and a member of the Executive
                                    Committee of that firm. He was
                                    also formerly a member and
                                    Chairman of the Municipal
                                    Securities Rulemaking Board
                                    and a Trustee of the Museum of
                                    the City of New York.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------


Officer Information

Certain information concerning the Fund's Officers is listed below.



       NAME,                          POSITION(S)                         PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                    HELD WITH FUND                       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       See biography above.

Thomas J. Bardong, 59               Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Thomas Kamp, 42                     Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Daniel Nordby, 60                   Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Michael J. Reilly, 40               Vice President                  Senior Vice President of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Chief
                                                                    Compliance Officer of ACMC,** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Andrew L. Gangolf, 50               Assistant Secretary             Senior Vice President and Assistant
                                                                    General Counsel of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM"),** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of AGIS** and
                                    Financial Officer               Vice President of ABIRM,** with which
                                                                    he has been associated since prior to
                                                                    1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS,** with which he
                                                                    has been associated since prior to
                                                                    1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN PREMIER GROWTH FUND o 35

                                              Alliancebernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**
Tax-Managed Balanced Wealth Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN PREMIER GROWTH FUND

ALLIANCEBERNSTEIN PREMIER GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


APGAR0704



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the aggregate fees billed by the independent auditor, PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates").
No other services were provided to the Fund during this period.


                                                                All Fees for
                                                             Non-Audit Services
                                                              Provided to the
                                                               Portfolio, the
                                                                   Adviser
                               Audit-Related                     and Service
                Audit Fees        Fees           Tax Fees        Affiliates
-------------------------------------------------------------------------------
   2003*:      $ 37,600          $2,800          $14,063         $  540,583
   2004:       $ 39,000          $1,708          $14,400         $  743,182


*Fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year end from November 30 to July 31.


Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:


                     Non-Audit Services Pre-Approved
                         by the Audit Committee
                ----------------------------------------
                   Audit
                  Related          Tax
                    Fees          Fees          Total

       2003       $2,800        $14,063        $16,863
       2004       $1,708        $14,400        $16,108


The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.


The following exhibits are attached to this Form N-CSR:


      EXHIBIT NO.       DESCRIPTION OF EXHIBIT
      -----------       -----------------------
      11 (a) (1)        Code of ethics that is subject to the disclosure
                        of Item 2 hereof

      11 (b) (1)        Certification of Principal Executive Officer
                        Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)        Certification of Principal Financial Officer
                        Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Premier Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------


By:      /s/ Mark D. Gersten
         ---------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004
         ---------------------